SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                      1934


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                                The Calvert Fund
                (Name of Registrant as Specified in Its Charter)

                           William M. Tartikoff, Esq.
                                   Secretary
      (Name of Person Filing Proxy Statement if other than the Registrant)

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

{Tentative Shareholder Letter from President}


                           December 28, 1998

Dear Shareholder:

I am writing to inform you of the upcoming special meeting for shareholders of Calvert Income Fund and Calvert New Vision Small Cap Fund, the portfolios of The Calvert Fund.

An overview of the proposals and the formal Notice of Meeting appears on the next few pages, followed by the detailed proxy statement. Please take a few minutes to read the enclosed material and vote on these important issues. The Board of Trustees, including myself, believe these changes are in your best interest and that of your Fund.

Regardless of the number of shares you own, it is important that you take the time to read the enclosed proxy materials, and vote on the issues as soon as you can. You may vote by mail, by telephone, through the internet, by facsimile machine, or in person. If you do not cast your vote, you may be contacted by our proxy solicitation service, Shareholder Communications Corporation, or by a Calvert Group employee. All shareholders benefit from the speedy return of proxy votes.

I appreciate the time you will take to review these important matters. If we may be of any assistance or if you have any questions about the proxy issues, please call us at (800) 368-2748. Our hearing-impaired shareholders may call
(800) 541-1524 for a TDD connection.

                           Sincerely,



                           Barbara J. Krumsiek
                           President and Chief Executive Officer
                           Calvert Group, Ltd.

                                The Calvert Fund
                              Calvert Income Fund
                       Calvert New Vision Small Cap Fund
Quick Overview
 ................................................................................
Proposal Number 1
Calvert Income Fund ("Income") and Calvert New Vision Small Cap Fund ("New Vision"): To approve a new investment advisory agreement with the investment advisor, Calvert Asset Management Company, Inc. ("CAMCO").

Reason for the Proposal
CAMCO is a subsidiary of Calvert Group, Ltd. which is owned by Acacia Mutual Life Insurance Company ("Acacia"). Acacia plans to merge with another insurance company, Ameritas Insurance Holding Company. Because of the merger of the ultimate parent company, the investment advisory contract should be approved by shareholders. CAMCO is also proposing the elimination of fees based on the performance of a fund compared to a particular index, and the deletion of references to administrative services, which, because they are performed by a different subsidiary, should be covered in a separate contract.

 ................................................................................
Proposal Number 2
New Vision only: To authorize The Calvert Fund ("TCF") and/or CAMCO to enter into a new and/or materially amending an existing investment subadvisory agreement in the future without having to first obtain shareholder approval.

Reason for the Proposal
Under current Federal law, as discussed above, investment subadvisor contracts must be submitted for shareholder approval. Calvert Group has received an exemption from this law so that it can enter into new contracts, provided it then informs shareholders. This exemption will only go into effect if shareholders approve it first.

 ................................................................................
Proposal Number 3
Income only: To approve amended fundamental investment restrictions to (a) delete restrictions that are no longer required to be fundamental due to changes in state laws; (b) change some of the fundamental policies and restrictions to non-fundamental operating policies; and (c) to revise the language of those restrictions that are still required to be fundamental.

Reason for the Proposal
Current investment restrictions (and policies, for some of the Funds) are more restrictive than Federal law. A shareholder vote is required to change the restrictions and policies because they are considered fundamental. CAMCO has recommended to the Board that the investment restrictions of the Portfolios be changed to conform to, but not be more restrictive than, federal law, and changing the policies so that they can be altered by the Board without a shareholder vote (nonfundamental policies or restrictions). This would give each of the Portfolios more flexibility and may help each Portfolio to more easily adapt to different investment environments.

 ................................................................................
Proposal Number 4
Income and New Vision: To elect the Board of Trustees.

Reason for the Proposal
It has been several years since the Board members have been voted on by shareholders. Recently, some new members have been added; thus, it is appropriate for the shareholders to vote on the complete slate.

 ................................................................................
Proposal Number 5
Income and New Vision: To ratify the Board's selection of auditors, PricewaterhouseCoopers, L.L.P.

Reason for the Proposal
Periodically, shareholders will be asked to approve independent auditors for Calvert Funds. The auditors review reports, documents filed with federal and state governments, and help to ensure that the Funds are complying with generally accepted accounting principles.

                                The Calvert Fund
                              Calvert Income Fund
                       Calvert New Vision Small Cap Fund

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        To be held on February 24, 1999

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of The Calvert Fund will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 10:30 a.m. on Wednesday, February 24, 1999 for the following purposes:

   I. Income and New Vision: To approve a new investment advisory agreement with the investment advisor, Calvert Asset Management Company, Inc. ("CAMCO"), identical to the current investment advisory agreements in all material respects, except that it does not provide for administrative services for Calvert Income Fund.
   II. New Vision only: To enter into a new and/or materially amending an existing investment subadvisory agreement in the future without having to first obtain shareholder approval.
   III. Income only: To approve amended fundamental investment restrictions to (a) delete restrictions that are no longer required to be fundamental due to changes in state laws; (b) change some of the fundamental policies and restrictions to non-fundamental operating policies; and (c) to revise the language of those restrictions that are still required to be fundamental.
   IV.    Income and New Vision: To elect the Board of Trustees.
   V. Income and New Vision: To ratify the Board's selection of auditors, PricewaterhouseCoopers, L.L.P.
   VI. To transact any other business that may properly come before the Special Meeting or any adjournment or adjournments thereof.

                           By Order of the Trustees,



                           William M. Tartikoff, Esq.
                           Vice President

                                The Calvert Fund
                              Calvert Income Fund
                       Calvert New Vision Small Cap Fund

                      4550 Montgomery Avenue, Suite 1000N
                            Bethesda, Maryland 20814

                                PROXY STATEMENT

                               December 31, 1998

We are sending this proxy statement to you to ask you to approve several important changes. You may vote by mail, by telephone, by facsimile, through a secure internet website, or in person. Your vote is important. Please call 800-368-2745 if you have questions about this proxy.

This statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Calvert Fund (the "Board") to be used at the Special Meeting of Shareholders. The Special Meeting will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 10:00 a.m. on Wednesday, February 24, 1999, or at such later time or date made necessary by adjournment for the purpose set forth in the Notice of Meeting.

The approximate date on which this proxy statement and form of proxy are first being mailed to shareholders is December 31, 1998.

Calvert Income Fund ("Income") and Calvert New Vision Small Cap Fund ("New Vision") are the portfolios of The Calvert Fund, an open-end management investment company that was organized as a Massachusetts business trust on March 15, 1982.

                              Summary of Proposals

1. Income and New Vision: to approve a new investment advisory agreement with the investment advisor, Calvert Asset Management Company, Inc. ("CAMCO").
2. New Vision only: To enter into a new and/or materially amending an existing investment subadvisory agreement in the future without having to first obtain shareholder approval.
3.    Income only: To approve amended fundamental investment restrictions to
     (a) delete restrictions that are no longer required to be fundamental due to changes in state laws; (b) change some of the fundamental policies and restrictions to non-fundamental operating policies; and (c) to revise the language of those restrictions that are still required to be fundamental.
4.    Income and New Vision: To elect the Board of Trustees.
5. Income and New Vision: to ratify the Board's selection of auditors, PricewaterhouseCoopers, L.L.P.

                                   PROPOSALS

--------------------------------------------------------------------------------
Proposal 1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Income and New Vision: To approve a new investment advisory agreement with the investment advisor, CAMCO.
--------------------------------------------------------------------------------

Discussion
The following circumstances affect the terms of the current investment advisory agreement (the "Current Advisory Agreement"); therefore, Management proposes that a new advisory agreement be executed:

      CAMCO is an indirectly wholly-owned subsidiary of Acacia Mutual Life Insurance Company ("Acacia"), which subject to certain conditions, plans to merge with Ameritas Insurance Holding Company ("Ameritas") (such planned transaction is hereafter referred to as the "Merger"). The surviving company will be named Ameritas Acacia Mutual Holding Company. Although the Merger could be considered a change in control of CAMCO, terminating the Current Advisory Agreement, the Board has received assurances that it does not cause such a change. Nonetheless, in order to remove any possible doubt as to the status of the Current Advisory Agreement, the Board has approved, and recommends that shareholders approve, one standard investment advisory agreement between TCF and CAMCO (the "New Advisory Agreement").

      Income only: Management has determined that the administrative services, and the provision of compensation for such services, are best provided for in a separate administrative services agreement. Accordingly, it is proposed to remove the provision of these services from the advisory agreement.

Despite the importance of the proposed changes, CAMCO anticipates there will be no effect on the actual investment management operations with respect to TCF.

The Current Advisory Agreement
Under the Current Advisory Agreement, CAMCO provides a continuous investment program for TCF, subject to the control of the Board. The Current Advisory Agreement for Income was executed on January 3, 1984, pursuant to shareholder approval by proxy, while the Current Advisory Agreement for New Vision was executed on May 4, 1994, at its inception, pursuant to shareholder approval. Since then, the Board, including a majority of the Independent Trustees, has approved the continuance of the Current Advisory Agreements on an annual basis as part of its annual contract review.

The Current Advisory Agreements provide that absent willful misfeasance, bad faith, gross negligence, or reckless disregard, CAMCO shall not be subject to liability to TCF or to any shareholder of TCF for any act or omission in the course of performing its duties thereunder.

The Current Advisory Agreements provide for automatic termination unless their continuance is approved at least annually by (i) a majority of the Board, including those who are not parties to the Agreement or interested persons, within the meaning of the Investment Company Act of 1940 (the "1940 Act"), of any such party ("Independent Trustees"), and (ii) the holders of a majority of the outstanding shares of TCF. The Current Advisory Agreements terminate automatically upon assignment and are terminable at any time, without penalty, by the Board, CAMCO, or the holders of a majority of the outstanding shares of each portfolio of TCF, upon 60 days' prior written notice.

The New Advisory Agreement
The terms and conditions of the New Advisory Agreement (one Agreement for both Income and New Vision) are identical to the terms and conditions of the Current Advisory Agreements, except as to effective and termination dates and the elimination of the administrative services provisions as discussed below.

If approved by shareholders, the New Advisory Agreement will continue until January 1, 2001 unless terminated earlier by either party, and provided that at least annually thereafter its continuance is approved in the same manner as prescribed in the Current Advisory Agreements.

The description of the New Advisory Agreement is qualified in its entirety by reference to the New Advisory Agreement, attached hereto as Appendix 1.

Calvert Asset Management Company, Inc.
CAMCO has investment advisory contracts with eight investment companies: First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, Calvert Social Investment Fund, The Calvert Fund, Calvert Municipal Fund, Inc., Calvert World Values Fund, Inc., and Calvert Variable Series, Inc. Each has a substantially similar investment advisory contract with CAMCO, though the actual fees and breakpoints may vary.

Reno J. Martini, Senior Vice President and Chief Investment Officer for CAMCO, has primary responsibility for rendering advisory services to TCF. Mr. Martini oversees the management of all Calvert Funds. It is anticipated that each of the directors and officers of CAMCO will hold the same position with CAMCO after the Merger. The address of the directors and officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814, unless otherwise noted. The directors and executive officers of CAMCO are listed below:

      Charles T. Nason, Director. Chairman, President and Chief Executive Officer of The Acacia Group, 7315 Wisconsin Avenue, Bethesda, Maryland 20814.
      *Barbara J. Krumsiek, Director. President of CAMCO and President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd.
      *David R. Rochat, Director and Senior Vice President.
      Robert-John H. Sands, Director. Senior Vice President and General Counsel, The Acacia Group, 7315 Wisconsin Avenue, Bethesda, Maryland 20814.
      *Reno J. Martini, Senior Vice President and Chief Investment Officer. *Ronald M. Wolfsheimer, Senior Vice President and Chief Financial
     Officer.
      *William M. Tartikoff, Senior Vice President, Secretary, and General Counsel.
      Matthew D. Gelfand, Senior Vice President.
      *Daniel K. Hayes, Vice President.
      John Nichols, Vice President.

Persons marked with a *, above, are also Trustees and/or officers of TCF.

The Merger of CAMCO's parent company
CAMCO is an indirect, wholly-owned subsidiary of Acacia. On September 14, 1998, seeking a strategic affiliation to create a stronger, more diversified insurance and financial services enterprise, Acacia and Ameritas entered into an agreement of merger which provides for the merger of their respective mutual holding companies.

Acacia and its related subsidiaries offer traditional life insurance and annuity products, as well as variable products, special banking products and services, and a variety of mutual funds, and operate a full service financial planning broker dealer, while Ameritas and its subsidiaries specialize in variable life, fixed and variable annuities, group dental, low-load insurance products and 401(k) and other investment products. This strategic affiliation is expected to create a stronger, more diversified insurance and financial services enterprise, with almost $11 billion in assets under management, insurance assets of $6 billion, $21 billion life insurance in-force, over $750 million in revenues and approximately $750 million in equity/capital.

The Merger is subject to the approval of the members of both Acacia and Ameritas and is further conditioned upon approval by the appropriate federal and state regulatory authorities.

CAMCO will not be directly affected by the Merger and will remain a wholly-owned subsidiary of Calvert Group, Ltd. As a result of the Merger, however, CAMCO will become an indirect, wholly-owned subsidiary of Ameritas Acacia Mutual Holding Company.

Acacia's current address is 7315 Wisconsin Avenue, Bethesda, Maryland 20814. After consummation of the Merger, Ameritas Acacia Mutual Holding Company's principal place of business will be 5900 "O" Street, Lincoln, Nebraska 68501-1889.

Income only: Administrative Services
Management has taken the opportunity to re-examine the specific provisions for services under the Current Advisory Agreement for Income. In doing so, management has determined that it is better to delete the provision of administrative duties and leave intact the investment advisory services to be provided by CAMCO.

Administrative services are not currently provided by CAMCO, but are provided by TCF's Administrator, Calvert Administrative Services Company ("CASC"). Thus, this change will more accurately reflect the services which CAMCO provides. As a result of administrative services being provided to TCF under a separate agreement, the investment advisory fees will be reduced so that the proposed advisory fee and the new administrative fee will equal the current advisory fees. The Board has approved a new Administrative Services contract with CASC. No shareholder approval is required for that contract, and the fees may be changed by the Board. New Vision already has a separate Administrative Services contract with CASC.

Income
Current Advisory Fee                0.70%
Proposed Advisory Fee               0.35%
New Administrative Fee              0.35%

For the fiscal year ended September 30, 1998, Income paid $278,234 in advisory fees to CAMCO. For that same time period, under the New Advisory Agreement, CAMCO would have received $139,117 in advisory fees, while CASC would have received $139,117 in administrative services fees.

Recommendation
Based on evaluation of the materials presented, the Board has determined that the changes reflected in the proposed New Advisory Agreement are in the best interests of the shareholders of TCF. The Board based this determination primarily upon the following, giving equal weights to the factors:
(a) After a review of all materials related to the Merger, the Board determined that they were satisfied that CAMCO's services to TCF would not be adversely affected by the Merger and that such Merger would not impose an unfair burden on TCF; and
(b) In evaluating the materials presented concerning administrative services, the Board carefully considered the corporate structure, advisory expenses, and anticipated overall expenses, and reviewed the proposed form of New Investment Advisory Agreement and form of Administrative Services Agreement;

Thus, the Board, including a majority of the Independent Trustees, approved the New Advisory Agreement (subject to approval by shareholders) and authorized submission of the New Advisory Agreement to shareholders for approval. Accordingly, the Board recommends that shareholders vote FOR the appropriate proposed New Advisory Agreement.

--------------------------------------------------------------------------------
Proposal 2
--------------------------------------------------------------------------------
New Vision: To authorize TCF and/or CAMCO to enter into a new and/or materially amending an existing investment subadvisory agreement in the future without having to first obtain shareholder approval.

Discussion
The SEC has issued an Order to TCF permitting it to enter into a new and/or to materially amend an investment subadvisory agreement without shareholder approval. Management believes that CAMCO's continuous supervision of the subadvisor will permit the proportion of shareholders' assets subject to particular subadvisor styles to be reallocated (or a new subadvisor introduced) in response to changing market conditions or subadvisor performance, in an attempt to improve performance.

Management believes that your interests as a shareholder are adequately protected by your voting rights with respect to the advisory agreement and the responsibilities assumed by CAMCO and the Board. It has found that requiring shareholder approval of a subadvisor and the subadvisory agreement imposes costs on New Vision without advancing shareholder interests. Further, there is the concern that requiring shareholder approval of changes to the existing subadvisory arrangements would prevent TCF from promptly and timely employing the subadvisor best suited to the needs of New Vision. Therefore, Management is seeking to streamline the process so that New Vision can more efficiently continue toward achieving its investment objective with a subadvisor recommended by CAMCO and approved by the Board.

If CAMCO and/or TCF are authorized to make changes to the existing subadvisory arrangements outside of the proxy solicitation process, shareholders will continue to benefit by knowing that CAMCO has applied the same safeguards and criteria in making its selection while continuing to fulfill its same duties to shareholders and to TCF. Although Management would be authorized to make a subadvisory change without a shareholder vote, as shareholders, you are entitled to and would continue to receive the same disclosure and details about the selection process and the background of the newly selected manager as you have received in this solicitation, but in the form of an information statement instead of a proxy statement. This information would be delivered to shareholders within 90 days of the subadvisory change.

Recommendation
The Board has approved Management's recommendation to implement the Order and seek the authority to enter into a new and/or to materially amend an existing investment subadvisory agreement without shareholder approval and recommends that shareholders vote FOR the Proposal.

--------------------------------------------------------------------------------
Proposal 3
Income only: To approve amended fundamental investment restrictions to (a) delete restrictions that are no longer required to be fundamental due to changes in state laws; (b) change some of the fundamental policies and restrictions to non-fundamental operating policies; and (c) to revise the language of those restrictions that are still required to be fundamental.
--------------------------------------------------------------------------------

Discussion
The federal and state laws governing mutual funds have been changed numerous times in the last several years. The Prospectus and Statement of Additional Information ("SAI") for Income contain investment restrictions that are more restrictive than the current law.

Also in the past few years, many state securities laws have changed or have been superseded by federal securities laws. Income must still comply with the old fundamental restrictions, unless you vote to change these restrictions to be in line with the changed regulatory landscape.

As explained above, federal law in many cases controls what a mutual fund can purchase. Federal law also specifies certain investment restrictions that must be fundamental and cannot be changed without a shareholder vote. The policies/restrictions that are required by law to be fundamental are those concerning diversification, borrowing money, the issuance of senior securities, underwriting of securities issued by other persons, the purchase and sale of real estate and commodities, the policy about making loans to other persons, and the concentration of investments in a particular industry or group of industries.

CAMCO has recommended to the Board that the investment restrictions of Income be changed to conform to, but not be more restrictive than, the federal law. That way, if the federal law changes, the restrictions can change accordingly. This gives Income more flexibility and may help it to more easily adapt to different investment environments. It is not anticipated that these proposed changes will substantially affect the way Income is currently managed; Income does not intend to change its investment style.

The current investment restrictions for Income excerpted from its SAI, are shown below. After careful consideration, and with the advice of outside counsel, the Board has approved several changes, subject to shareholder approval.

Calvert Income Fund
 ...............................................................................
Current Fundamental Restriction
1. The Fund may not concentrate 25% or more of the value of its assets in any one industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United
States Government or its agencies and instrumentalities.

Recommended Change
Management recommends that this be changed to a standard recitation concerning concentration as shown immediately below.

Proposed Fundamental Investment Restriction
The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

 ...............................................................................
Current Fundamental Restriction
2. The Fund may not, with respect to 75% of the Fund's assets, purchase more than 10% of the outstanding voting securities of any issuer. In addition, all series of the Calvert Fund may not together purchase more than 10% of the outstanding voting securities of any issuer.

Recommended Change
Management recommends that this investment restriction be changed to a standard recitation concerning the Fund's nondiversification policy. The Fund is classified as a nondiversified Fund; meaning that it can invest significant amounts in one particular security. This fundamental investment restriction, however, restricts the Fund to 10% in one issuer. Because the investment restriction is written as fundamental, a shareholder vote is required to delete it. This would give the Fund more flexibility and would bring the restrictions in line with the intended investment strategies previously approved by shareholders. The investment restriction would be revised as shown immediately below.

Proposed Fundamental Investment Restriction
The Fund may not make any investment inconsistent with its classification as a nondiversified investment company under the 1940 Act.

 ...............................................................................
Current Fundamental Restriction
3. The Fund may not make loans (other than loans of its portfolio securities, loans through the purchase of money market instruments and repurchase agreements, or loans through the purchase of goods, debentures or other debt securities of the types commonly offered privately and purchased by financial institutions). The purchase of a portion of an issue of publicly distributed debt obligations shall not constitute the making of loans.

Recommended Change
No change is being recommended for this restriction.

 ...............................................................................
Current Fundamental Restriction
4.       The Fund may not underwrite the securities of other issuers.

Recommended Change
Management proposes to modify this restriction by adding standard language used in other Calvert SAIs, as shown immediately below.

Proposed Fundamental Investment Restriction (with the above change)
The Fund may not underwrite the securities of other issuers, except as permitted by the Board of Trustees within applicable law, and except to the extent that in connection with the disposition of its portfolio securities, the Fund may be deemed to be an underwriter.

 ...............................................................................
Current Fundamental Restriction
5. Purchase from or sell to any of the Funds Officers or Trustees, or firms of which any of them are members, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund.

Recommended Change
Management recommends that this investment restriction be deleted. It was originally required by one or more states, but no longer applies due to changes in federal laws which supersede such state-imposed restrictions.

 ...............................................................................
Current Fundamental Restriction
6. The Fund may not issue senior securities or borrow money except from banks as a temporary measure for extraordinary or emergency purposes and then only in an amount up to 10% of the value of its total assets in order to meet redemption requests without immediately selling portfolio securities. The writing of covered call options is not considered issuing a senior security.
In order to secure any such borrowing under this section, the Fund may pledge, mortgage or hypothecate its assets and then in an amount not greater than 15% of the value of its total assets. The Fund will not borrow for leverage purposes and investment securities will not be purchased while any borrowings are outstanding.

Recommended Change
Management recommends that the 10% limitation be changed to 33 1/3% for maximum flexibility. The Board also recommends the use of the standard borrowing policy recited in other Calvert SAIs. As part of the standardization, the last sentence above will be replaced by a new nonfundamental operating policy: The Fund does not intend to make any purchases of securities if bank borrowing exceeds 5% of total assets.

Proposed Fundamental Investment Restriction (with the above changes)
The Fund may not issue senior securities or borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 33 1/3% of the value of the Fund's total assets or as permitted by law and except by engaging in reverse repurchase agreements, where allowed. In order to secure any permitted borrowings and reverse repurchase agreements under this section, the Fund may pledge, mortgage or hypothecate its assets.

 ...............................................................................
Current Fundamental Restriction
7. The Fund may not purchase or retain the securities of any issuer if any Officer or Trustee of the Fund or its Investment Adviser owns beneficially more than 1/2 of 1% of the securities of such issuer or if together such individuals own more than 5% of the securities of such issuer.

Recommended Change
Management recommends that this investment restriction be deleted. It was originally required by one or more states, but no longer applies due to changes in federal laws which supersede such state-imposed restrictions.

 ...............................................................................
Current Fundamental Restriction
8. The Fund may not invest in interests in oil, gas, or other mineral, exploration or development programs, although it may invest in securities of issuers which invest in or sponsor such programs.

Recommended Change
Management recommends that this investment restriction be deleted. It was originally required by one or more states, but no longer applies due to changes in federal laws which supersede such state-imposed restrictions.

 ...............................................................................
Current Fundamental Restriction
9. The Fund may not purchase the securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets, or in connection with a trustee's/director's deferred compensation plan, as long as there is no duplication of advisory fees.

Recommended Change
Management recommends that this investment restriction be deleted. It was originally required by one or more states, but no longer applies due to changes in federal laws which supersede such state-imposed restrictions.

 ...............................................................................
Current Fundamental Restriction
10. The Fund may not purchase the securities of companies which have a record of less than three years' continuous operation if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of such issuer.

Recommended Change
Management recommends that this investment restriction be deleted. It was originally required by one or more states, but no longer applies due to changes in federal laws which supersede such state-imposed restrictions.

 ...............................................................................
Current Fundamental Restriction
11. The Fund may not purchase or sell physical commodities except that it may enter into futures contracts and options thereon.

Recommended Change
Management recommends that this be changed to the standard recitation concerning commodities used in other Calvert SAIs. The standard fundamental investment restriction combines commodities and real estate into one restriction.

Proposed Fundamental Investment Restriction (with the above change)
The Fund may not invest directly in commodities or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages and provided that the Income Fund may purchase or sell stock index futures, foreign currency futures, interest rate futures and options thereon.

 ...............................................................................
Current Fundamental Restriction
12. The Fund may not invest in real estate, although it may invest in securities which are secured by real estate or real estate mortgages and may invest in the securities of issuers which invest or deal in real estate or real estate mortgages.

Recommended Change
Management recommends that this be changed to the standard recitation concerning real estate used in other Calvert SAIs. The standard fundamental investment restriction combines commodities and real estate into one restriction.

Proposed Fundamental Investment Restriction (with the above change)
The Fund may not invest directly in commodities or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages and provided that the Income Fund may purchase or sell stock index futures, foreign currency futures, interest rate futures and options thereon.

Recommendation
The Board has voted to change or delete each of these fundamental investment restrictions as shown above and recommends that you vote FOR the changes or deletions of each of these revised fundamental investment restrictions for Income.

--------------------------------------------------------------------------------
Proposal 4
--------------------------------------------------------------------------------
Income and New Vision: To elect the Board of Trustees.

Discussion
The purpose of this proposal is to elect the currently serving members of the Board of Trustees. All of the nominees listed below have served as Trustees continuously since originally elected or appointed. Each of the nominees elected will serve as a Trustee until the next meeting called for the purpose of electing a Board of Trustees and until a successor is elected and qualified, or until death, retirement, resignation or removal.

{This will be formatted in tabular format by the typesetter}

Name
Date of Birth,             Principal Occupation
& Year Elected             During Last Five Years
or Appointed               and Other Directorships

Richard L. Baird, Jr.
DOB: 05/09/48
1986

Mr. Baird is Executive Vice President for the Family Health Council, Inc. in Pittsburgh, Pennsylvania, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services. Mr. Baird is a trustee/director of each of the investment companies in the Calvert Group of Funds, except for Calvert Variable Series, Inc., Calvert New World Fund, Inc. and Calvert World Values Fund, Inc.

Frank H. Blatz, Jr., Esq.
DOB: 10/29/35
1982

Mr. Blatz is a partner in the law firm of Snevily, Ely, Williams & Blatz. He was formerly a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A. He is also a director of Calvert Variable Series, Inc.

Frederick T. Borts, M.D.
DOB: 7/23/49
1976

Dr. Borts is a radiologist with Kaiser Permanente. Prior to that, he was a radiologist at Bethlehem Medical Imaging in Allentown, Pennsylvania.

Charles E. Diehl
DOB: 10/13/22
1983

Mr. Diehl is a self-employed consultant and is Vice President and Treasurer Emeritus of the George Washington University. He has retired from University Support Services, Inc. of Herndon, Virginia. Formerly, he was a Director of Acacia Mutual Life Insurance Company, and is currently a Director of Servus Financial Corporation.

Douglas E. Feldman, M.D.
DOB: 5/23/48
1982

Dr. Feldman practices head and neck reconstructive surgery in the Washington, D.C., metropolitan area.

Peter W. Gavian, CFA
DOB: 12/8/32
1980

Mr. Gavian is President of Corporate Finance of Washington, Inc. Formerly, he was a principal of Gavian De Vaux Associates, an investment banking firm. He is also a CFA and an accredited senior business appraiser.

John G. Guffey, Jr.
DOB: 5/15/48
1976

Mr. Guffey is chairman of the Calvert Social Investment Foundation, organizing director of the Community Capital Bank in Brooklyn, New York, and a financial consultant to various organizations. In addition, he is a director of the Community Bankers Mutual Fund of Denver, Colorado, a director of Ariel Funds, and the Treasurer and Director of Silby, Guffey, and Co., Inc., a venture capital firm. Mr. Guffey is a trustee/director of each of the other investment companies in the Calvert Group of Funds, except for Calvert Variable Series, Inc. and Calvert New World Fund, Inc.

*Barbara J. Krumsiek
DOB: 8/9/52
1997

Ms. Krumsiek serves as President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. and as an officer and director of each of its affiliated companies. She is a director of Calvert-Sloan Advisers, L.L.C., and a trustee/director of each of the investment companies in the Calvert Group of Funds. Ms. Krumsiek is the President of each of the investment companies, except for Calvert Social Investment Fund, of which she is the Senior Vice President. Prior to joining Calvert Group, Ms. Krumsiek served as a Managing Director of Alliance Fund Distributors, Inc.

M. Charito Kruvant
DOB: 12/8/45
1996

Ms. Kruvant is President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development. She is also a director of Acacia Federal Savings Bank.

Arthur J. Pugh
DOB: 9/24/37
1983

Mr. Pugh is a Director of Calvert Variable Series, Inc., and serves as a director of Acacia Federal Savings Bank.

*David R. Rochat
DOB: 10/7/37
1982

Mr. Rochat is Executive Vice President of Calvert Asset Management Company, Inc., Director and Secretary of Grady, Berwald and Co., Inc., and Director and President of Chelsea Securities, Inc. He is the Senior Vice President of First Variable Rate Fund, Calvert Tax-Free Reserves, Calvert Municipal Fund, Inc., Calvert Cash Reserves, and The Calvert Fund.

*D. Wayne Silby, Esq.
DOB: 7/20/48
1976

Mr. Silby is a trustee/director of each of the investment companies in the Calvert Group of Funds, except for Calvert Variable Series, Inc. and Calvert New World Fund. Mr. Silby is Executive Chairman of Group Serve, Inc., an internet company focused on community building collaborative tools, and an officer, director and shareholder of Silby, Guffey & Company, Inc., which serves as general partner of Calvert Social Venture Partners ("CSVP"). CSVP is a venture capital firm investing in socially responsible small companies. He is also a Director of Acacia Mutual Life Insurance Company.

Executive officers of the Fund not mentioned above include William Tartikoff, Esq., age 51, Vice President and Secretary, Ronald Wolfsheimer, age 51, Treasurer, Reno J. Martini, age 48, Senior Vice President, and Daniel Hayes, age 48, Vice President. Each has been an executive officer for more than five years.

Trustees marked with an *, above, are "interested persons" of the Funds, under the Investment Company Act of 1940, because of their affiliation with the Funds, the investment advisor, or the parent company. As a group, the Trustees and officers own less than 1% of each Fund's outstanding shares.

The Audit Committee of the Board is composed of Messrs. Baird, Blatz, Feldman, Guffey and Pugh. The Board's Investment Policy Committee is composed of Messrs. Borts, Diehl, Gavian, Rochat and Silby and Ms. Krumsiek. The committees meet four (4) times per year. All Trustees attended at least 75% of the meetings held. Trustees of the Fund not affiliated with the Advisor presently receive an annual fee of $20,500 for service as a member of the Board of Trustees of the Calvert Group of Funds, and a fee of $750 to $1,500 for each regular Board or Committee meeting attended.

Trustees of the Fund who are not affiliated with the Fund's Advisor may elect to defer receipt of all or a percentage of their fees and invest them in any fund in the Calvert Family of Funds through the Trustees Deferred Compensation Plan (shown as "Pension or Retirement Benefits Accrued as part of Fund Expenses," below). Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis.

Fiscal Year 1997      Aggregate         Pension or        Total Compensation
                      Compensation      Retirement        from Benefits
(unaudited numbers)   from Registrant   Accrued as        Registrant and Fund
                      for Service       part of           Complex paid to
                      as Trustee        of Registrant     Trustee**
                                        Expenses*

Name of Trustee

Richard L. Baird, Jr. $795              $0                $26,175
Frank H. Blatz, Jr.   $1,054            $1,054            $27,225
Frederick T. Borts    $997              $0                $24,375
Charles E. Diehl      $1,035            $1,035            $26,625
Douglas E. Feldman    $967              $0                $24,375
Peter W. Gavian       $1,034            $517              $24,376
John G. Guffey, Jr.   $1,005            $0                $37,061
M. Charito Kruvant    $1,026            $536              $14,625
Arthur J. Pugh        $1,054            $0                $26,625
D. Wayne Silby        $997              $0                $45,498

*Messrs. Blatz, Diehl, Gavian and Pugh and Ms. Kruvant have chosen to defer a portion of their compensation. As of September 30, 1998, total deferred compensation, including dividends and capital appreciation, was $_________, $_________, $_________, $_________, and $_________, for each trustee, respectively.
**From January 31, 1998 to September 30, 1998. The Fund Complex consists of nine (9) registered investment companies.

Recommendation
         The Board recommends that you vote FOR each of the Trustees listed above.

--------------------------------------------------------------------------------
Proposal 5
--------------------------------------------------------------------------------
Income and New Vision: To ratify the Board's selection of accountants, PricewaterhouseCoopers, L.L.P.

Discussion
Shareholders are requested to ratify the action of the Board in selecting the firm of PricewaterhouseCoopers, L.L.P. as the independent accountants for TCF during the current fiscal year. The Board believe that the firm is well qualified, and has accordingly selected PricewaterhouseCoopers to act as independent accountants, subject to ratification by shareholders.

Coopers & Lybrand, L.L.P. has experience in accounting and auditing and has served as independent accountants for TCF since 1994. On July 1, 1998, Coopers & Lybrand merged with Price Waterhouse, L.L.P. to form PricewaterhouseCoopers, L.L.P.

Neither PricewaterhouseCoopers nor any of its partners has any direct or indirect connection (other than as independent accountants) with TCF or any of their affiliates. No representative of PricewaterhouseCoopers will be present at the Special Meeting, but a representative will be available via telephone to respond to appropriate questions from shareholders.

Recommendation
The Board recommends a vote FOR ratification of the selection of PricewaterhouseCoopers, L.L.P. as independent accountants for TCF.

--------------------------------------------------------------------------------
                                 OTHER BUSINESS
--------------------------------------------------------------------------------

The Board does not intend to present any other business at the meeting. If, however, any other matters are properly brought before the meeting, William M. Tartikoff, Esq., and Barbara J. Krumsiek will vote on the matters in accordance with their judgment.

--------------------------------------------------------------------------------
                                 ANNUAL REPORTS
--------------------------------------------------------------------------------

The audited Annual Reports to Shareholders of Income and New Vision are incorporated by reference into this proxy statement. Copies of the most recent Annual Report may be obtained without charge if you:
      write to
     TCF
     4550 Montgomery Avenue
     Suite 1000N
     Bethesda, Maryland 20814
      call (800) 368-2745
      visit Calvert's website at www.calvertgroup.com

--------------------------------------------------------------------------------
                             SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

TCF is not required to hold annual shareholder meetings. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to the Calvert Group Legal Department, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814.

--------------------------------------------------------------------------------
                               VOTING INFORMATION
--------------------------------------------------------------------------------

Proxies are solicited initially by mail. Additional solicitations may be made by telephone, computer communications, facsimile or other such means, or by personal contact by officers or employees of Calvert Group and its affiliates or by ADP, a proxy soliciting firm retained for this purpose. TCF will bear solicitation costs. By voting as soon as possible, you can save your Fund the expense of follow-up mailings and calls.

A proxy may be revoked at any time before the meeting or during the meeting by oral or written notice to William M. Tartikoff, Esq., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the proposals.

Each proposal must be approved by a majority of the outstanding shares, which is defined as the lesser of: (1) the vote of 67% or more of the shares of each Portfolio at the Special Meeting if the holders of more than 50% of the outstanding shares of Income and New Vision are present in person or by proxy, or (2) the vote of more than 50% of the outstanding shares of Income and New Vision. All classes of a fund vote together.

Any abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. A broker non-vote is when a broker holds the shares and the actual owner does not vote and the broker holding the shares does not have the authority to vote the shares. This means that abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present.

Shareholders of Income and New Vision of record at the close of business on December 7, 1998 ("record date") are entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held on that date. As of December 7, 1998, as shown on the books of Income and New Vision, there were issued and outstanding:

2,507,380.961 shares of Income
5,723,458.834 shares of New Vision

As of the record date, the officers and Trustees of TCF as a group beneficially owned less than 1% of the outstanding shares of Income or New Vision. The following shareholders, as of record date, owned more than 5% of any class of the Portfolio shown:

Income
         Name and Address                   % of Ownership

         State of Tennessee 401(k) Plan     6.84%
         Nashville, TN 37242

New Vision
         Name and Address                   % of Ownership

         National Securities Corp.          8.33%, Class B
         FBO J. Weisfeld
         Seattle, WA 98154

         Litchconn                          5.41%, Class B
         Litchfield, CT 06759

--------------------------------------------------------------------------------
                                  ADJOURNMENT
--------------------------------------------------------------------------------

In the event that sufficient votes in favor of the proposals set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, William M. Tartikoff, Esq., or Barbara J. Krumsiek may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. Mr. Tartikoff and Ms. Krumsiek will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment on behalf of those proxies that have voted against any such proposals.


Investment Advisor
Calvert Asset Management
Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Administrator
Calvert Administrative Services Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814


 ................................................................................
                                                                      APPENDIX 1

                     PROPOSED INVESTMENT ADVISORY AGREEMENT

                         INVESTMENT ADVISORY AGREEMENT

         INVESTMENT ADVISORY AGREEMENT, made this ___ day of ___________, 1999, by and between CALVERT ASSET MANAGEMENT COMPANY, INC., a Delaware corporation having its principal place of business in Bethesda, Maryland (the "Advisor"), and THE CALVERT FUND, a Massachusetts business trust created pursuant to a Declaration of Trust filed with the Secretary of State of the Commonwealth of Massachusetts (the "Trust"), both having their principal place of business at 4550 Montgomery Avenue, Bethesda, Maryland.

         WHEREAS, the Trust has been organized to operate as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), for the purpose of investing and reinvesting its assets in securities, as set forth in its Declaration of Trust, its By-laws and its registration statements under the 1940 Act and the Securities Act of 1933 (the "1933 Act"), as amended; and the Trust desires to avail itself of the services, information, advice, assistance and facilities of an investment advisor and to have an investment advisor perform for it various investment advisory, research services and other management services; and

         WHEREAS, the Advisor has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940, as amended, and is engaged in the business of rendering management, and investment advisory services to investment companies and desires to provide such services to the Trust;

         NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1. Employment of the Advisor. The Trust hereby employs the Advisor to manage the investment and reinvestment of the Trust assets, subject to the control and direction of the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Advisor hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

2. Obligations of and Services to be Provided by the Advisor. The Advisor undertakes to provide the following services and to assume the following obligations:

         a. The Advisor shall manage the investment and reinvestment of the Trust's assets, subject to and in accordance with the investment objectives and policies of the Trust and any directions which the Trust's Board of Trustees may issue from time to time. In pursuance of the foregoing, the Advisor shall make all determinations with respect to the investment of the Trust's assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary to implement the same. Such determination and services shall also include determining the manner in which voting rights, rights to consent to corporate action, any other rights pertaining to the Trust's portfolio securities shall be exercised. The Advisor shall render regular reports to the Trust's Board of Trustees concerning the Trust's investment activities.

         b. The Advisor shall, in the name of the Trust on behalf of the Trust, place orders for the execution of the Trust's portfolio transactions in accordance with the policies with respect thereto set forth in the Trust's registration statements under the 1940 Act and the 1933 Act, as such registration statements may be amended from time to time. In connection with the placement of orders for the execution of the Trust's portfolio transactions the Advisor shall create and maintain all necessary brokerage records of the Trust in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the SEC, the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Advisor for the periods and the places required by Rule 31a-2 under the 1940 Act.

         c. The Advisor shall bear its expenses of providing services to the Trust pursuant to this Agreement except such expenses as are undertaken by the Trust. In addition, the Advisor shall pay the salaries and fees of all Trustees and executive officers who are employees of the Advisor or its affiliates ("Advisor Employees").

3. Expenses of The Trust. The Trust shall pay all expenses other than those expressly assumed by the Advisor herein, which expenses payable by the Trust shall include, but are not limited to:

         a.        Fees to the Advisor as provided herein;
         b.        Legal and audit expenses;
         c. Fees and expenses related to the registration and qualification of the Trust and its shares for distribution under federal and state securities laws;
         d. Expenses of the transfer agent, registrar, custodian, dividend disbursing agent and shareholder servicing agent;
         e. Any telephone charges associated with shareholder servicing or the maintenance of the Funds or Trust;
         f. Salaries, fees and expenses of Trustees and executive officers of the Trust, other than Advisor Employees;
         g.        Taxes and corporate fees levied against the Trust;
         h. Brokerage commissions and other expenses associated with the purchase and sale of portfolio securities for the Trust;
         i.        Expenses, including interest, of borrowing money;
         j. Expenses incidental to meetings of the Trust's shareholders and the maintenance of the Trust's organizational existence;
         k. Expenses of printing stock certificates representing shares of the Trust and expenses of preparing, printing and mailing notices, proxy material, reports to regulatory bodies and reports to shareholders of the Trust;
         l. Expenses of preparing and typesetting of prospectuses of the Trust;
         m. Expenses of printing and distributing prospectuses to shareholders of the Trust;
         n.        Association membership dues;
         o.        Insurance premiums for fidelity and other coverage; and
         p. Such other legitimate Trust expenses as the Board of Trustees may from time to time determine are properly chargeable to the Trust.

4.       Compensation of Advisor.

         a. As compensation for the services rendered and obligations assumed hereunder by the Advisor, the Corporation shall pay to the Advisor within ten (10) days after the last day of each calendar month a fee equal on an annualized basis as shown on Schedule A.

         Such fee shall be computed and accrued daily. Upon termination of this Agreement before the end of any calendar month, the fee for such period shall be prorated. For purposes of calculating the Advisor's fee, the daily value of the Corporation's net assets shall be computed by the same method as the Corporation uses to compute the value of its net assets in connection with the determination of the net asset value of Corporation shares.

         b. The Advisor reserves the right (i) to waive all or part of its fee and (ii) to make payments to brokers and dealers in consideration of their promotional or administrative services.

5. Activities of the Advisor. The services of the Advisor to the Trust hereunder are not to be deemed exclusive, and the Advisor shall be free to render similar services to others. It is understood that Trustees and officers of the Trust are or may become interested in the Advisor as stockholders, officers, or otherwise, and that stockholders and officers of the Advisor are or may become similarly interested in the Trust, and that the Advisor may become interested in the Trust as a shareholder or otherwise.

6. Use of Names. The Trust shall not use the name of the Advisor in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Advisor; provided, however, that the Advisor shall approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC; and, provided, further, that in no event shall such approval be unreasonably withheld. The Advisor shall not use the name of the Trust or any Trust in any material relating to the Advisor in any manner not approved prior thereto by the Trust; provided, however, that the Trust shall approve all uses of its name which merely refer in accurate terms to the appointment of the Advisor hereunder or which are required by the SEC; and, provide, further, that in no event shall such approval be unreasonably withheld.

7. Liability of the Advisor. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

8. Force Majeure. The Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

9. Renewal, Termination and Amendment. This Agreement shall continue in effect with respect to the Trust, unless sooner terminated as hereinafter provided, through December 31, 1998, and indefinitely thereafter if its continuance shall be specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Trust or by vote of a majority of the Trust's Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Advisor, cast in person at a meeting called for the purpose of voting on such approval, or as allowed by law. This Agreement may be terminated at any time, without payment of any penalty, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Trust upon 60 days' prior written notice to the Advisor and by the Advisor upon 60 days' prior written notice to the Trust. This Agreement may be amended at any time by the parties, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Trust's outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11. Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Maryland. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                THE CALVERT FUND

                CALVERT ASSET MANAGEMENT COMPANY, INC.

 ................................................................................

               Fee Schedule to the Investment Advisory Agreement between Calvert Asset Management Company, Inc. and
                                The Calvert Fund

As compensation pursuant to Section 4 of the Investment Advisory Agreement between CAMCO and The Calvert Fund ("TCF") dated _____________, 1999, with respect to each TCF Portfolio, the Advisor is entitled to receive from each Portfolio an annual advisory fee (the "Fee") as shown below. The Fee shall be computed daily and payable monthly, based on the average daily net assets of the appropriate Portfolio.

Calvert Income Fund:                                          0.35%

Calvert New Vision Small Cap Fund                             0.70%

 ................................................................................

                                   PROXY CARD

The undersigned, revoking previous proxies, hereby appoint(s) William M. Tartikoff, Esq. and Barbara J. Krumsiek, attorneys, with full power of substitution, to vote all shares that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on Wednesday, February 24, 1999 at 10:30 a.m. and at any adjournment thereof. All powers may be exercised by a majority of the proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

You may cast your vote using one of the following methods:
1. By internet (through a secure internet site): www.calvertgroup.com
2. By telephone (through a secure telephone system): call 1-800-368-2745
3. By facsimile: fax to ______________
4. By mail: postage-paid envelope enclosed
5. In person: Wednesday, February 24, 1999

NOTE: If you plan to vote by mail or by facsimile, please sign the proxy card exactly as your name appears on the card. If you have a joint account, either person may sign the proxy card. When signing in a fiduciary capacity, such as executor, administrator, trustee, guardian, etc., please sign your name and indicate your title. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date: ________________________, 1999

__________________________________

__________________________________
Signature(s) (and Title(s), if applicable)

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, the attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

     1. Income and New Vision: to approve a new investment advisory agreement with the investment advisor, Calvert Asset Management Company, Inc. ("CAMCO").

         For      [ ]      Against    [ ]        Abstain      [ ]

     2. New Vision only: to authorize TCF and/or CAMCO to enter into a new and/or materially amending an existing investment subadvisory agreement in the future without having to first obtain shareholder approval.

         For      [ ]      Against    [ ]        Abstain      [ ]

     3. Income only: To approve amended fundamental investment restrictions to (a) delete restrictions that are no longer required to be fundamental due to changes in state laws; (b) change some of the fundamental policies and restrictions to non-fundamental operating policies; and (c) to revise the language of those restrictions that are still required to be fundamental.

         For all  [ ]      Against all  [ ]      Abstain on all  [ ]

[ ]      To abstain from voting on or to vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve the others, place an "x" in the box at left and indicate the number(s) (as set forth in the proxy statement) of the affected investment restriction(s) on the appropriate line:
I vote against _____________.
I abstain on _____________.

     4. Income and New Vision: to ratify the Board's selection of TCF auditors, PricewaterhouseCoopers, L.L.P.

         For      [ ]      Against    [ ]        Abstain      [ ]